SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐  Preliminary Information Statement

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☒ Definitive Information Statement

HANGMAN PRODUCTIONS, INC.

(Name of Registrant as Specified in its Charter)

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Contact Person:

Leonard W. Burningham, Esq.

Suite 205, 455 East 500 South Street

Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

HANGMAN PRODUCTIONS, INC., DBA “LYFE COMMUNICATIONS, INC.”

912 West Baxter Drive, Suite #200

South Jordan, Utah 84095

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished by Hangman Productions, Inc., a Utah corporation, now doing business (the “DBA”) as “LYFE Communications, Inc.” (the “Company,” “Hangman,” “we”, “our” or “us” or words of similar import), to our shareholders regarding the adoption of an amendment to our Articles of Incorporation (the “Resolution”) that will change our name to “LYFE Communications, Inc.” See the heading “Changes in Control” of the caption  “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF,” herein.  The Resolution has been unanimously adopted by our Board of Directors by written consent in accordance with Section 16-10a-821 of the Utah Revised Business Corporation Act (the “Utah Act”).  These current members of our Board of Directors, who own an aggregate of 45,000,000 shares of our current 60,441,872 outstanding voting securities or approximately 74.4% of these shares (the “Majority Shareholders”), have also individually adopted the Resolution as shareholders by written consent in accordance with Section 16-10a-704 of the Utah Act.

No other votes are required in order to approve the Resolution, and none are being solicited hereunder.  See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE,” herein.

We recently acquired by merger, Connected Lyfe, Inc., a Utah corporation (“Connected Lyfe”), and the filing of the DBA and the change in our name will reflect an expansion of our business direction and operations.  See the heading “Changes in Control” of the caption “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.”

The effective date of the Resolution shall be 21 days from the mailing of this Information Statement to our shareholders.  The amendment to our Articles of Incorporation changing our name will be filed with the Utah Department of Commerce immediately thereafter and will become effective on filing. The Resolution regarding the amendment to our Articles of Incorporation is the only matter covered by this Information Statement.

THE RESOLUTION

Resolved, that the Company amend its Articles of Incorporation to change the name of the Company to “LYFE Communications , Inc.”

OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares

Our Board of Directors has fixed April 12, 2010, as the record date for the determination of holders of our common stock entitled to vote on the name change amendment.  At the close of business on that date, there were 60,441,872 shares of our common stock determined to be outstanding of record and entitled to vote.  Holders of our common stock are entitled to one vote per share held and are not entitled to cumulative voting.

APPROXIMATE DATE OF MAILING:   APRIL  22, 2010.

Quorum and Voting

The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote was required to constitute a quorum for the purpose of considering the Resolution by written consent as outlined in the caption “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE.”  Abstentions and broker non-votes were not considered for the purpose of determining a quorum and the Majority Shareholders held in excess of the number of shares required to constitute a quorum.

Section 16-10a-1003 of the Utah Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Our Majority Shareholders have voted in favor of the Resolution by written consent, along with the unanimous consent of our directors.  As the Majority Shareholders have voted in favor of the Resolution, no other votes are required or necessary to adopt the Resolution, and none are being solicited hereunder.  Therefore, the amendment to change our name will become effective on filing with the Utah Department of Commerce, expected to be filed when the Resolution is effective, which is 21 days from the mailing of this Information Statement to our shareholders.  See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE” herein.

DISSENTERS’ RIGHTS

There are no dissenters’ rights applicable under the Utah Act with respect to the effectiveness of the Resolution or this amendment to our Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the amendment to our Articles of Incorporation that is not shared by all other shareholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote on the Resolution to adopt the amendment to our Articles of Incorporation consist of outstanding shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on April 12, 2010, the record date for determining our shareholders who would have been entitled to notice of and to vote on the adoption of the amendment to our Articles of Incorporation if a meeting was held, was  60,441,872 shares.  The Majority Shareholders, who own 45,000,000 shares or approximately 74.4% of our 60,441,872 presently outstanding voting securities, have voted in favor of the Resolution, and no other votes are required or necessary.

Security Ownership of Principal Holders and Management

The following table sets forth certain information as of April 12, 2010, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 60,441,872 outstanding shares of our common stock.

Ownership of Officers and Directors and Principal Shareholders

		Number of Shares	Percentage
Name and Address	Position	Beneficially Owned*	of Class*
Officers and Directors:
Robert A. Bryson*	President, & Director	15,000,000	24.8%
Gregory M. Smith*	Vice President & Director	15,000,000	24.8%
Garrett R. Daw*	Secretary/Treasurer & Director	15,000,000	24.8%

Directors as a Group (Three):		45,000,000	74.4%

Principal Shareholders:

Smith Corporate Services, Inc.	Shareholder	5,741,978	9.5%
Stephen P. Crandall	Shareholder	3,947,879	6.5%
TOTALS:		54,127,879	90.4%

*

Have voted in favor of the Resolution by written consent in accordance with the Utah Act and our Bylaws; and the percentage of ownership assumes no dissenting shareholders in the merger discussed under the heading “Changes in Control” below; dissenting shareholders have 30 days within which to provide notice of dissenters’ rights.  The percentage of ownership would increase, not decrease, if there were any dissenters.

Changes in Control

We acquired Connected Lyfe on April 12, 2010, pursuant to an Agreement and Plan of Merger under which our wholly-owned subsidiary merged with and into Connected Lyfe, and Connected Lyfe shareholders exchanged their shares on a one for one basis for shares of our common stock.  Following the merger, Connected Lyfe became our wholly-owned subsidiary.  52,199,394 shares of common stock of Connected Lyfe were exchanged in the merger and certain other shares of our common stock were issued in related transactions.  All shares issued were “restricted securities” under Rule 144.  Under the merger, our directors and executive officers resigned, in seriatim or one after the other, and designated the foregoing persons as our directors and executive officers on closing of the merger.  We also filed the DBA with the Utah Department of Commerce directly following the filing of the Articles of Merger.  See our 8-K Current Report filed with the Securities and Exchange Commission on April 12, 2010, for additional information.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Utah Law

Section 16-10a-1003 of the Utah Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Sections 16-10a-821 and 16-10a-704, respectively, provide that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of shareholders, may adopt such action without a meeting by written consent.

Resolutions to effect these amendments were unanimously adopted by our Board of Directors and Majority Shareholders on April 8, 2010, by written consent, under the referenced Sections of the Utah Act.  These actions are also consistent with our Articles of Incorporation and our Bylaws.  No other votes or consents are required or necessary to adopt the name change amendment to our Articles of Incorporation, and none are being solicited hereunder.

Effective Date of Resolution

The effective date of the Resolution will be 21 days after the mailing of this Information Statement to our shareholders.  The effective date of the name change amendment to our Articles of Incorporation will be on the filing of the amendment with the Utah Department of Commerce.

NOTICE

THE MAJORITY SHAREHOLDERS OF OUR COMPANY HAVE VOTED IN FAVOR OF THE RESOLUTION TO ADOPT THE NAME CHANGE AMENDMENT TO OUR ARTICLES OF INCORPORATION BY WRITTEN CONSENT IN ACCORDANCE WITH UTAH LAW AND OUR ARTICLES OF INCORPORATION AND BYLAWS.  THE MAJORITY SHAREHOLDERS OWN IN EXCESS OF THE REQUIRED NUMBER OF SHARES OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE RESOLUTION UNDER UTAH LAW.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

Date: April 22, 2010	/s/ Robert A. Bryson
Robert A. Bryson, President

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